Exhibit 99.1

INDEX TO STATEMENTS OF THE HOSTED MESSAGING BUSINESS OF CRITICAL PATH, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Critical Path, Inc.:

We have audited the accompanying statements of net assets sold of the Hosted Messaging Business of Critical Path, Inc. as of December 31, 2005 and 2004 and the related statements of revenues and direct expenses for the years then ended. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Tucows Inc. as described in Note 2 and are not intended to be a complete presentation of the financial position and results of operations of the Hosted Messaging Business of Critical Path, Inc.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets sold of the Hosted Messaging Business of Critical Path, Inc. at December 31, 2005 and 2004 and the revenue and direct expenses for the years then ended.

PricewaterhouseCoopers LLP

San Jose, California

March 20, 2006

HOSTED MESSAGING BUSINESS OF

CRITICAL PATH, INC.

STATEMENTS OF NET ASSETS SOLD

	December 31, 2005	December 31, 2004
	(in thousands)	(in thousands)

ASSETS
Prepaid expenses	$328	$363
Property & equipment, net	2,455	6,525

Total assets sold	2,783	6,888

LIABILITIES
Accounts payable	$23	$42
Accrued vacation	32	10
Deferred revenues	164	9

Total liabilities transferred	219	61

Net assets sold	$2,564	$6,827

The accompanying notes are an integral part of these statements.

HOSTED MESSAGING BUSINESS OF

CRITICAL PATH, INC.

STATEMENTS OF REVENUES AND DIRECT EXPENSES

	Year ended December 31, 2005	Year ended December 31, 2004
	(in thousands)	(in thousands)
Revenues	$10,227	$12,429

Cost of revenues	12,360	23,176

Gross loss	(2,133)	(10,747)

Direct operating expenses:
Sales and marketing	107	2,042
Research and development	4,674	7,382
General and administrative	1,742	1,802
Stock-based compensation	6	20
Restructuring expense	55	784

Total direct operating expenses	6,584	12,030

Excess of cost of revenues and direct operating expenses over revenues	$(8,717)	$(22,777)

The accompanying notes are an integral part of these statements.

HOSTED MESSAGING BUSINESS OF
CRITICAL PATH, INC.

NOTES TO STATEMENTS OF NET ASSETS SOLD AND STATEMENTS OF REVENUES AND DIRECT EXPENSES

1. Business and Asset Purchase Agreement

Critical Path’s Hosted Messaging Assets (“the CP Assets” or the “Business”) meet the description of a business as presented in Rule 11-01(d) of Regulation S-X. The hosted messaging business offers messaging solutions as hosted services. These hosted services include access to and hosting email, personal information management such as calendar and contacts and resource scheduling over the Internet and wireless networks for enterprises, telecommunications operators, and, for certain services, consumers. Unlike with licensed software, customers of the hosted messaging business do not need to install or maintain their own copies of the software. Instead, customers pay initial setup fees and regular monthly, quarterly or annual subscriptions for the services they would like to be able to access.

On December 14, 2005, Tucows Inc. (the “Purchaser”), and Critical Path, Inc. (the “Seller”) entered into a definitive asset purchase and sale agreement for the Purchaser to acquire certain assets and assume certain liabilities of the Business (the “Asset Purchase Agreement”). The transaction was consummated on January 3, 2006.

2. Basis of Presentation

Historically, the CP Assets operated as a group of departments within the Seller and had no separate legal status. Furthermore, financial statements have not previously been prepared for the CP Assets. Accordingly, the statements of net assets sold and the statements of revenues and direct expenses have been prepared pursuant to the Asset Purchase Agreement and derived from the historical records of the Seller, including allocations of certain expenses directly attributable to the operation of the CP Assets. As a result, these statements may not be indicative of the operating results of the CP Assets had the Business been operated as a separate, stand-alone entity. Management of the Seller believes the methodologies used to allocate cost and expenses to the CP Assets are reasonable and represent appropriate methods of determining the cost and expenses attributable to the CP Assets.

Provision for income taxes and non-operating expenses and income, such as Seller’s interest income, interest expense, other income (expense) and accretion on preferred stock, are not included in the accompanying Statements of Revenues and Direct Expenses, as they are not directly associated with the operations of the CP Assets. The accompanying Statements of Net Assets Sold and Revenues and Direct Expenses are not necessarily indicative of the future operating results of the CP Assets due to the change in ownership, and the exclusion of the provision for income taxes and non-operating income and expenses, as described herein.

Statements of Net Assets Sold

The assets and liabilities in the accompanying statements of net assets sold include only those assets to be sold and liabilities to be transferred to the Purchaser pursuant to the Asset Purchase Agreement.

Statements of Revenues and Direct Expenses

The statements of revenues and direct expenses include revenues and expenses directly attributable to the CP Assets and allocations of certain expenses directly attributable to the operations of the CP Assets but incurred by the Seller.

Directly attributable expenses include certain employee and payroll related expenses, equipment rental costs, Internet collocation and connection fees, maintenance costs and amortization and depreciation expenses that are specifically identifiable with the CP Assets. Other allocated costs are attributable to the operations of the CP Assets, such as line management, facility and information technology allocations (IT), professional services and corporate overhead costs. These costs have been allocated to the CP Assets using reasonable methodologies as described below:

•                  The allocation for line management primarily represents an allocation for the cost of the Executive Vice President with direct oversight and management responsibility for the CP Assets. These costs are allocated based upon the percent of the Executive Vice President’s total headcount attributable to the CP Assets.

•                  The allocation of facility and IT costs primarily represent an allocation for the cost of Critical Path’s facilities, network infrastructure and employee related costs associated with such functions. These costs are allocated based upon the percent of the Seller’s total headcount attributable to the CP Assets.

•                  The allocation of professional services costs primarily represents an allocation of costs incurred by the Seller’s employees. These costs are allocated using a standard margin for the portion of the employee’s time attributable to the CP Assets.

•                  The allocation of corporate overhead costs primarily represents: (i) an allocation for cost of Critical Path’s Chief Executive Officer and Chief Financial Officer as well as an allocation of the general and administrative staff costs all of which are based upon the percent of the Seller’s total headcount attributable to the CP Assets; and (ii) an allocation of insurance, accounting and legal fees, and other related general and administrative costs based upon the percent of the Seller’s revenue attributable to the CP Assets.

The expenses incurred by the CP Assets that are not specifically identifiable with the CP Assets, but that are attributable to the operations of the Business and have been allocated to the CP Assets using the methods described above, are reflected in the following table for the year ended December 31, 2005 and 2004:

	Year ended December 31,
	2005	2004
	(in thousands)
Line management (a)	$188	$—
Professional services employees allocation (a)	115	219
Facility and IT allocations (b)	1,097	1,742
Corporate overhead (c)	1,741	1,800

Total allocated costs	$3,141	$3,761

(a)          Included in cost of revenues in the Statements of Revenues and Direct Expenses.

(b)         Included among the various line items in the Statements of Revenues and Direct Expenses as follows:

	Year ended December 31,
	2005	2004
	(in thousands)

Cost of revenues	$463	$644
Sales and marketing	24	281
Research and development	610	817
	$1,097	$1,742

(c)          Corporate overhead allocations are included in general and administrative expenses in the Statements of Revenues and Direct Expenses

Provision for income taxes and non-operating expenses and income, such as Seller’s interest income, interest expense, other income (expense) and accretion on preferred stock, are not included in the accompanying Statements of Revenues and Direct Expenses, as they are not directly associated with the operations of the CP Assets. The accompanying statements of net assets sold and revenues and expenses are not necessarily indicative of the future operating results of the CP Assets due to the change in ownership, and the exclusion of the provision for income taxes and non-operating income and expenses, as described herein.

Cash Flows

During the years ended December 31, 2005 and 2004, the CP Assets’ financing requirements were primarily provided by the Seller’s various corporate financing activities. As the CP Assets have historically been managed as part of the operations of the Seller and have not been operated as a stand-alone entity, it is not practical to prepare historical cash flow information regarding the CP Assets’ operating, investing, and financing activities. As such, the statements of cash flows were not prepared for the CP Assets.

Capital expenditures directly attributable to the operation of the CP Assets are reflected on the following table for the year ended December 31, 2005 and 2004:

	Year ended December 31,
	2005	2004
	(in thousands)

Capital Expenditures	$540	$1,971

3. Summary of Significant Accounting Policies

Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the dates of the statements of net assets sold and the amounts of revenues and direct expenses reported. Actual results could differ from those estimates. Also, as discussed in Note 2, the statements of revenues and direct expenses include allocations and estimates that are not necessarily indicative of the revenues, costs and expenses that would have resulted if the CP Assets had been operated as a stand-alone entity.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the shorter of the estimated useful lives of the assets. Computer equipment and software are depreciated over useful lives of three years. An impairment charge will be recorded on property and equipment when it is determined that that carrying value may not be recoverable. Factors considered important which could trigger an impairment, include, but are not limited to, significant under performance relative to expected historical or projected future operating results and significant changes in the manner of the use of the assets or the strategy for overall business. Impairments are measured based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in the current business model.

Revenue Recognition

Hosted messaging revenues are derived from fees for hosting services provided to customers for messaging and collaboration solutions. These are primarily based upon monthly contractual per unit rates for the services involved, which are recognized on a monthly basis over the term of the contract beginning with the month in which service delivery starts. Amounts billed or received in advance of service delivery, including but not limited to branding and set-up fees, are initially deferred and subsequently recognized on a ratable basis over the expected term of the relationship beginning with the month in which service delivery starts.

Cost of Revenues

Cost of hosted messaging revenues consists primarily of costs incurred in the delivery and support of hosted messaging services, including equipment rental costs, depreciation and amortization expenses, employee related costs, Internet connection and co-location charges, maintenance costs as well as other direct and allocated indirect costs (see Note 2).

Sales and Marketing Expenses

Sales and marketing expenses consist primarily of employee costs, including commissions, travel and entertainment as well as other direct and allocated indirect costs (see Note 2).

Research and Development Expenses

Research and development expenses consist primarily of employee related costs, depreciation and amortization of capital equipment associated with research and development activities, facility related costs, third party contractor costs as well as other direct and allocated indirect costs (see Note 2).

Stock-Based Compensation

CP Assets employees participate in Critical Path’s stock-based compensation plans. Critical Path accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees and its related interpretations and complies with the disclosure provisions of SFAS No. 123, Accounting for Stock-Based Compensation. Under APB No. 25, compensation expense for fixed options is based on the difference, if any, on the date of the grant, between the fair value of the Company’s stock and the exercise price of the option. Critical Path amortizes stock-based compensation using the accelerated method over the remaining vesting periods of the related options, which is generally four years.

Pro forma information, as required by SFAS No. 148, Accounting for Stock-based Compensation—Transition and Disclosure, has been determined as if the CP Asset employee stock options granted under Critical Path’s 1998 Incentive Stock Option and 1999 Nonstatutory Stock Option Plan and Employee Stock Purchase Plan (CP’s Plans) were accounted for using the fair value method of SFAS No. 123, as amended by SFAS No. 148. Had compensation cost been recognized based on the fair value at the date of grant for options granted and activities under CP’s Plans, the pro forma amounts for the excess of costs and direct operating expenses over revenue would have been as follows:

	Fiscal year ended December 31,
	2005	2004
	(in thousands)

Excess of costs and direct operating expenses over revenue - as reported	$(8,717)	$(22,777)
Add:
Stock-based employee compensation expense included in reported excess of costs and direct operating expenses over revenue	53	41
Deduct:
Total stock-based employee compensation expense determined under a fair value based method for all grants	(747)	(462)
Excess of cost of revenues and direct operating expenses over revenue - pro forma	$(9,411)	$(23,198)

Foreign Currency

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates of exchange prevailing during the period. Translation adjustments are reported as a separate component of accumulated other comprehensive income (loss), a component of shareholders’ deficit of the Seller. Gains and losses on foreign currency transactions are included in non-operating income and expense of Critical Path and have not been allocated to the CP Assets.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), Share-Based Payment, (SFAS No. 123R). SFAS No. 123R addresses all forms of share-based payment (SBP) awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. SFAS No. 123R requires companies to expense SBP awards with compensation cost for SBP awards measured at fair value beginning in the first quarter of 2006. The valuation methods under consideration include the lattice model and the Black-Scholes model. We are still studying the impact of applying the various provisions of SFAS No. 123R.

In March 2005, the SEC issued Staff Accounting Bulletin No. 107, Share-Based Payment, (SAB No. 107). SAB No. 107 provides guidance on the initial implementation of SFAS No. 123R. In particular, the statement includes guidance related to awards to non-employees, valuation methods and selecting underlying assumptions such as expected volatility and expected term. It also gives guidance on the classification of compensation expense associated with awards and accounting for the income tax effects of awards upon the adoption of SFAS No. 123R. We are currently assessing the guidance provided in SAB No. 107 in connection with the implementation of SFAS No. 123R.

4. Property and Equipment

Property and equipment consists of:

	December 31, 2005	December 31, 2004
	(in thousands)	(in thousands)

Computer equipment and software	$21,872	$21,990
Accumulated depreciation	(19,417)	(15,465)
	$2,455	$6,525

5. Restructuring

The Seller has undertaken restructuring activities to reduce both short-term and long-term cash requirements. These activities included consolidation of certain activities to offices in lower cost areas and the elimination of certain employee positions. The following table summarizes the restructuring costs directly attributable to the CP Assets during the years ended December 31, 2004 and 2005:

	Fiscal year ended December 31,
	2005	2004
	(in thousands)
Workforce reduction	$118	$536
Facility consolidation and fixed asset dispositions	120	560
Total restructuring expense	$238	$1,096

Of the total restructure expense reported in the table above, $183,000 and $312,000 for the fiscal years ended December 31, 2005 and 2004, respectively, is included in cost of revenues in the Statements of Revenues and Direct Expenses.

6. Significant Customers and Geographic Information

For the year ended December 31, 2005, 2 customers accounted for 37% of revenues.  For the year ended December 31, 2004, 2 customers accounted for 25% of revenues.

Information regarding revenues attributable to the CP Assets primary geographic regions is as follows:

	Fiscal year ended December 31,
	2005		2004
	(in thousands)

United States	$9,447	93%	$11,022	89%
Europe	637	6%	742	6%
Japan	143	1%	665	5%
Total	$10,227	100%	$12,429	100%

8. Stock-Based Compensation

Stock Options

The CP Asset employees participate in Critical Path’s various award plans, including employee stock purchase and stock option plans. Stock options are generally granted to employees at an exercise price equal to the fair market value of Critical Path’s common stock at the date of grant. Generally, options vest at 25 percent per year and are generally exercisable for a maximum period of ten years from the date of grant.

The following table summarizes option activity for CP Asset employees:

	Shares	Wtd avg exercise price

Balance at December 31, 2003	1,152,062	$37.32
Granted	1,053,525	1.17
Exercised	(31,774)	3.60
Canceled	(620,391)	14.50
Balance at December 31, 2004	1,553,422	24.70
Granted	158,213	0.52
Exercised	—	—
Canceled	(840,832)	12.22
Balance at December 31, 2005	870,803	$5.82

Outstanding options exercisable:
December 31, 2004	559,170
December 31, 2005	870,803

The following table summarizes information about stock options outstanding at December 31, 2005 :

Range of Exercise Prices		Number Outstanding As of 12/31/05	Weighted Average Remaining Contractual	Weighted Average Exercise Price	Number Exercisable As of 12/31/05	Weighted Average Exercise Price
$0.0880	$0.5600	88,284	9.51	$0.4266	88,284	$0.4266
$0.6500	$0.6500	86,425	8.87	$0.6500	86,425	$0.6500
$0.6800	$0.6800	92,530	8.83	$0.6800	92,530	$0.6800
$0.6900	$0.7000	87,500	8.78	$0.6911	87,500	$0.6911
$0.7400	$1.3500	82,315	8.77	$1.0439	82,315	$1.0439
$1.5600	$1.5600	93,000	8.02	$1.5600	93,000	$1.5600
$1.6500	$1.9600	106,250	7.26	$1.8779	106,250	$1.8779
$2.1100	$3.1200	98,875	7.82	$2.5683	98,875	$2.5683
$3.2100	$4.0000	88,901	6.06	$3.6873	88,901	$3.6873
$4.5200	$300.0000	46,723	4.79	$82.1823	46,723	$82.1823

$0.0880	$300.0000	870,803	8.00	$5.8214	870,803	$5.8214

Restricted stock

In 2004, the Company issued shares of restricted stock and restricted stock units to certain CP Asset employees.

The restricted stock gives employees certain ownership rights, including the right to vote on shareholder matters; whereas, restricted stock units do not convey any voting rights, but present the holder with the right to receive shares of Critical Path common stock as the underlying units vest. The restricted stock and restricted stock units vest 25% every 6 months over a term of 2 years, with any unvested shares/units forfeited if a recipient terminates their employment with the Company. The fair value of the restricted stock and stock units on the date of grant is amortized to stock-based compensation expense over the vesting period of the underlying shares and units.